AB CAP Fund, Inc. - AB Emerging Markets Core Portfolio (the “Fund”)

Supplement dated May 4, 2018 to the Statement of Additional Information dated October 31, 2017 (“SAI”):

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The following disclosure is added after “Information about the Fund and Its Investments – Certain Risk and Other Considerations – Risks of Investments in Foreign Securities”:

Investments in China. Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. While the Chinese economy has grown rapidly in recent years, there is no guarantee that this growth rate will be maintained. In addition, trade disputes between China and its trading counterparties, including the United States, may arise, which could potentially result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and the failure of individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. Risks of investments in companies based in Hong Kong include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and have a negative impact on the Fund’s performance.

The Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong.

Trading through Stock Connect is subject to a number of restrictions and risks that could impair the Fund’s ability to invest in or sell China A shares and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, Stock Connect is generally only available on business days when both the China and Hong Kong markets are open. Furthermore, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares could result in unexpected tax liabilities for the Fund. Investing in China A shares is also subject to the clearance and settlement procedures associated with Stock Connect, which could pose risks to the Fund.

All transactions in Stock Connect securities will be made in renminbi, and accordingly the Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited.  In addition, given the renminbi is subject to exchange control restrictions, the Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions.

Stock Connect is a relatively new program to the market and is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect.

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This Supplement should be read in conjunction with the SAI for the Fund.

You should retain this Supplement with your SAI for future reference.

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